BARON

FUNDS®

BARON WEALTHBUILDER FUND

Supplement to the Prospectus dated April 26, 2024

Effective immediately, in connection with the changes to the exchange limitations of the Baron WealthBuilder Fund (the “Fund”), the Prospectus of the Fund is modified as follows:

On page 44 of the Prospectus, the paragraph in the section, “Information about your Investment — How to Exchange Shares” is hereby deleted and replaced with the following paragraph:

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 45-46 of this Prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for U.S. federal income tax purposes, and you may therefore realize a gain or loss for U.S. federal income tax purposes as a result of an exchange. The policy of the Fund is to presume that a person who trades in and out of a Fund within 90 days or less is not a long-term investor (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 42-44 of this Prospectus). Exchanges between the Baron Funds® within 90 days or less will generally not be considered frequent trading unless the Adviser, in its sole discretion, determines that such exchanges are excessive. The Fund reserves the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds impose a limit of $1,000,000 per an exchange into another Baron Fund. The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

On page 45 of the Prospectus, the second paragraph in the section, “Information about your Investment — Special Information about the Baron Funds Website” is hereby deleted and replaced with the following paragraph:

For TA Shares, the Fund imposes a limit of $7,000 per initial purchase transaction or subsequent purchase transaction through the website for retirement accounts ($8,000 for individuals 50 or older) and a limit of $250,000 per initial purchase transaction or subsequent purchase transaction through the website for non-retirement accounts. The minimum initial investment for TA Shares is $2,000 with subsequent minimum investments through the website of $10. If you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 with subsequent minimum investments of $50 per month. You may not make an initial purchase of Institutional Shares through the Baron Funds® website unless you are an employee or Trustee of the Baron Funds®. For Institutional Shares, the Fund imposes a limit of $7,000 for subsequent purchase transactions through the website for retirement accounts ($8,000 for individuals 50 or older) and a limit of $250,000 for subsequent purchase transactions through the website for non-retirement accounts. The Funds impose a limit of $1,000,000 per an exchange into another Baron Fund through the website.

Dated: December 11, 2024

STICKER-STATPROWEALTH 12/11/2024

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